UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

10 New King Street
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Peter J. Quandt, the Chairman, President and Chief Executive Officer of Haights Cross Communications, Inc., and Paul J. Crecca, the Executive Vice President and Chief Financial Officer of Haights Cross Communications, Inc., will participate in the Bear Stearns High Yield Conference on May 16, 2006 in New York, New York.
     Attached hereto as Exhibit 99.1 is a copy of the Investor Presentation to be given by Haights Cross Communications, Inc. at such conference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation of Haights Cross Communications, Inc., dated May 16, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 16, 2006

HAIGHTS CROSS COMMUNICATIONS, INC.

/s/	Paul J. Crecca

By:	Paul J. Crecca
Executive Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation of Haights Cross Communications, Inc., dated May 16, 2006